                                                           Exhibit No. EX-23.q.2

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as officers of
NATIONWIDE  MUTUAL FUNDS (the  "Trust"),  a Delaware  statutory  trust,  and the
Trust,  which  have  filed or will file with the U.S.  Securities  and  Exchange
Commission  under the  provisions  of the  Securities  Act of 1933,  as amended, and/or the  Investment  Company Act of 1940,  as amended,  various  Registration
Statements and amendments  thereto for the  registration  under said Acts of the
Trust, hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan
J.  Oster and each of them with  power to act  without  the  others,  his or her attorney, with full power of substitution and resubstitution,  for and in his or her name, place and stead, in any and all capacities,  to approve, and sign such
Registration  Statements and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same,  with all exhibits  thereto and other  documents in connection  therewith, with the U.S.  Securities  and Exchange  Commission,  hereby  granting unto said attorneys,  and each of them, full power and authority to do and perform all and every act and thing  requisite  to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys,  or any of them, may lawfully do or cause to be done by virtue hereof.  This  instrument may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the undersigned has herewith set his name and seal as of this 4th day of October, 2007.

/s/ John H. Grady                             /s/ Joseph Finelli
John H. Grady                                 Joseph Finelli
President and Chief Executive Officer         Treasurer

                                     NOTICE

     THE PURPOSE OF THIS POWER OF ATTORNEY IS TO GIVE THE PERSONS YOU  DESIGNATE
(YOUR "AGENTS") BROAD POWERS TO ACT ON YOUR BEHALF WITH THE U.S.  SECURITIES AND
EXCHANGE COMMISSION (THE "COMMISSION"),  WHICH MAY INCLUDE,  BUT ARE NOT LIMITED
TO, POWERS TO FILE  REGISTRATION  STATEMENTS OF NATIONWIDE  MUTUAL FUNDS AND ANY
AMENDMENTS THERETO,  WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION
THEREWITH,  WITH THE  COMMISSION,  AND TO DO AND  PERFORM  ALL AND EVERY ACT AND
THING  REQUISITE  TO ALL INTENTS AND  PURPOSES AS HE OR SHE MIGHT OR COULD DO IN
PERSON AS SUCH AGENTS DEEM NECESSARY TO ENABLE THE UNDERSIGNED PERSONS TO COMPLY
IN CONNECTION  THEREWITH WITH THE  APPLICABLE  LAWS OF THE UNITED STATES WITHOUT
ADVANCE NOTICE TO YOU OR APPROVAL BY YOU.

     THIS POWER OF  ATTORNEY  DOES NOT IMPOSE A DUTY ON YOUR  AGENTS TO EXERCISE
GRANTED POWERS, BUT WHEN POWERS ARE EXERCISED,  YOUR AGENTS MUST USE DUE CARE TO
ACT FOR YOUR BENEFIT AND IN ACCORDANCE WITH THIS POWER OF ATTORNEY.

     YOUR AGENTS MAY EXERCISE THE POWERS GIVEN HERE  THROUGHOUT  YOUR  LIFETIME,
EVEN AFTER YOU BECOME INCAPACITATED,  UNLESS YOU EXPRESSLY LIMIT THE DURATION OF
THESE  POWERS  OR YOU  REVOKE  THESE  POWERS OR A COURT  ACTING  ON YOUR  BEHALF
TERMINATES YOUR AGENTS' AUTHORITY.

     YOUR AGENTS MUST KEEP YOUR FUNDS SEPARATE FROM YOUR AGENTS' FUNDS.

     A COURT CAN TAKE AWAY THE POWERS OF YOUR AGENTS IF IT FINDS YOUR AGENTS ARE
NOT ACTING PROPERLY.

     THE POWERS AND DUTIES OF AN AGENT UNDER A POWER OF ATTORNEY  ARE  EXPLAINED
MORE FULLY IN 20 PA.C.S. CH. 56.

     IF THERE IS ANYTHING ABOUT THIS FORM THAT YOU DO NOT UNDERSTAND, YOU SHOULD
ASK A LAWYER OF YOUR OWN CHOOSING TO EXPLAIN IT TO YOU.

     I HAVE  READ  OR HAD  EXPLAINED  TO ME THIS  NOTICE  AND I  UNDERSTAND  ITS
CONTENTS.

            [The remainder of this page is intentionally left blank.]

     IN WITNESS  WHEREOF,  the undersigned has herewith set his name and seal as of this 4th day of October, 2007.

/s/ John H. Grady                             /s/ Joseph Finelli
John H. Grady                                 Joseph Finelli
President and Chief Executive Officer         Treasurer

                                 ACKNOWLEDGMENT

     We, the undersigned,  James  Bernstein,  Eric E. Miller and Allan J. Oster,
have read the attached  power of attorney and are the persons  identified as the agents for the officers of  NATIONWIDE  MUTUAL FUNDS (the  "Trust"),  a Delaware
statutory trust, and the Trust (the "Grantors").  We hereby acknowledge that, in the absence of a specific  provision to the contrary in the power of attorney or in 20 Pa.C.S. Ch. 56, when we act as agents:

     We shall exercise the powers for the benefit of the Grantors.

     We shall keep the assets of the Grantors separate from our assets.

     We shall exercise reasonable caution and prudence.

     We shall keep a full and  accurate  record of all  actions,  receipts,  and disbursements on behalf of the Grantors.

Date:  October 4, 2007

                                    /s/ James Bernstein
                                    James Bernstein

                                    /s/ Eric E. Miller
                                    Eric E. Miller

                                    /s/ Allan J. Oster
                                    Allan J. Oster